Exhibit  4.1

                              CONSULTING AGREEMENT


     This CONSULTING AGREEMENT ("Agreement") is entered into this 10h day of May 2001, by and between EREX, INC., a Nevada corporation (the "Company"), and Jeffrey M. Harvey ("Consultant").

1.     Engagement  of  Consultant.  The  Company  hereby  engages  Consultant to
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assist  the  Company  in  legal  services.

2.     Compensation.  As  total  and  complete  compensation  for  his  services
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provided  herein, the Company shall issue to Consultant 85,714 shares ("Shares")
of the Company's restricted common stock ("Stock"), par value $.001 per share valued at the closing bid price of $.175 per share.

3.     Expenses.  Company shall assume and shall be responsible for all expenses
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incurred  by  Consultant  and shall be responsible for all disbursements made in
Consultant's activities. Except as otherwise specifically authorized by the President of the Company in advance, in writing, Consultant shall not incur on behalf of Company, and Company shall not have, any liability for any expenses, costs, and disbursements of Consultant. Consultant shall indemnify and hold Company harmless from and against any and all claims, actions, or liability for any expenses, costs, and disbursements, including attorneys' fees, of Consultant or its agents, servants, contractors, or employees.

4.     Term  of  Agreement.  This Agreement shall commence on the date first set
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forth  above and shall continue in full force and effect for a period of one (1)
year. Either party, at its option, may terminate this Agreement prior to the expiration of such one (1)-year period by providing the other party written notice of intent to terminate not less than thirty (30) days prior to the effective date of termination. Notwithstanding the foregoing, the Company may immediately terminate this Agreement if Consultant materially breaches an obligation hereunder.

5.     Relationship  of  the  Parties;  Consultant's  Limitations  of Authority.
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Consultant  shall  have  no  authority  to  bind  Company  by  any  contract, representation, understanding, act, or deed concerning Company. Except as otherwise specifically set forth herein, neither the making of this Agreement nor the performance of any part of the provisions hereof shall be construed to constitute Consultant as an employee, agent or representative of Company for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership. Consultant, in all respects, shall be deemed an independent contractor with respect to the performance by Consultant of its obligations hereunder.

6.     Assignment.  Neither  this Agreement nor any of the duties or obligations
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of  Consultant herein may be voluntarily, involuntarily, directly, or indirectly assigned, delegated, or otherwise transferred or encumbered by Consultant without the prior, written approval of the Company. Any such assignment, delegation, transfer, or encumbrance without such approval will be void and will constitute a "material breach" of this Agreement entitling the Company to terminate this Agreement immediately. A change in voting control of Consultant shall be deemed an assignment of this Agreement. This Agreement is fully assignable by the Company and shall inure to the benefit of any assignee or other successor.

     7.     Miscellaneous  Provisions.
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7.1     Entire Agreement; Binding Effect.  This Agreement constitutes the entire
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agreement  between  the  parties  with  respect  to  the  subject matter of this
Agreement and supersedes any prior agreements or understandings between the parties. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and authorized assigns.

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7.2.     Modification.  This  Agreement  may be modified only upon the execution
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of  a  written  agreement  signed  by  both  of  the  parties.

7.3     Waivers.  No failure on the part of either party hereto to exercise, and
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no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power, or remedy hereunder preclude any other or further exercises thereof or the exercise of any other right, power, or remedy.

7.4     Governing  Law;  Venue and Jurisdiction.  This Agreement shall be deemed
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to  have  been  entered  into in, and for all purposes shall be governed by, the laws of the State of Florida, without regard to Florida's choice of law decisions. The parties agree that any action brought by either party against the other in any court, whether federal or state, shall be brought within Orange County, Florida, in the applicable state and federal judicial districts and do hereby waive all questions of personal jurisdiction or venue for the purpose or carrying out this provision.

7.5     Attorneys'  Fees.  In  the  event of a dispute under this Agreement, the
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non-prevailing  party  shall  pay  all  of  the  prevailing  party's  reasonable attorneys' fees and costs incurred in connection with any such action, including post-judgment collection proceedings.

7.6     Severability.  In  the  event  that  any provision of this Agreement, in
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whole  or in part (or the application of any provision to a specific situation), is held to be invalid or unenforceable by the final judgment of a court of competent jurisdiction after appeal or the time for appeal has expired, such invalidity shall be limited to such specific provision or portion thereof (or to such situation), and this Agreement shall be construed and applied in such manner as to minimize such unenforceability. This Agreement shall otherwise remain in full force and effect.


7.7     Counterparts.  This  Agreement  may  be  executed  in  two  (2)  or more
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counterparts, each of which shall be deemed an original, but all of which, taken together,  shall  constitute  one  and  the  same  instrument.

     In witness whereof, the parties hereto have executed this Agreement as of the date and year first above written.

                                   "COMPANY"

                              EREX,  INC.


                              By:  /s/ Carl E. Dilley
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                                   Carl  E.  Dilley


                                   "CONSULTANT"


                              By:  /s/ Jeffrey H. Harvey
                                   -------------------------------
                                   Jeffrey  M.  Harvey


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